EXHIBIT 10.22(c)


               (AZ Trade Marks Licence Agreement)

DATE:    18TH JANUARY 2001

PARTIES:

1. ASTRAZENECA AB a company incorporated under the laws of Sweden and having its principal office at SE-151 85
         Sodertalje, Sweden ("AZ")

2.       MAILLEFER   INSTRUMENTS   HOLDINGS    S.A.,   a  company
         incorporated under the laws of Switzerland and having its principal office at Chemin du Verger 3, CH-1338
         Ballaigues, Switzerland (the "Licensee")

BACKGROUND

(A) AZ is the owner and registered proprietor of the Trade Marks, each of which is registered and used in respect of a single LAD Product Category. A list of such registrations, by LAD Product Category and Country, is set out in Schedule 2.

(B) By an agreement (the "AZLAD Products Agreement") made between the Parties on the same date as this Agreement, AZ granted to the Licensee on the terms and for the consideration therein stated the permanent right to use AZ's technical information as therein defined for the purpose of manufacturing LAD Products and agreed with the Licensee to enter into this Agreement for the purpose of granting to the Licensee the right to use the Trade Marks in respect of LAD Products in the Territory on the terms herein stated.

OPERATIVE PROVISIONS

1.1      In this Agreement:

         (i)     the  term  "this   Agreement"  shall  mean  this
                 Agreement and the Schedules and any amendments hereto;

         (ii) the terms "AZ" and "Licensee" and references to the "Parties" shall, unless the context otherwise requires, mean AZ and its Affiliates or any one of them and the Licensee and its Affiliates or any one of them and the term "Party" shall be construed accordingly.

1.2 In this Agreement the following terms shall have the following meanings:

         "Affiliate" means any corporation, partnership, joint venture, limited liability company or other business entity now or hereafter controlling, controlled by or under common control with AZ or the Licensee as the case may be and for the purposes of this definition
         "control" means the possession, whether direct or indirect, of the power to direct the management policies of a business entity, whether through the ownership of a majority of the voting rights in it or by contract.

         "Competent Authority" means in respect of each Country the competent regulatory authority for the grant of Marketing Authorisations.

         "Country" means a country within the Territory.

         "Dental Products" means injectable dental local anaesthetic drug products, being medicinal products designed for and placed on the market solely and specifically for use by dentists, periodontists, oral surgeons and other practitioners of dentistry.

         "Effective Date" means 1st March 2001.

         "GMP" means the requirement set out in the World Health Organisation code on "Good Practice for the Manufacture and Quality Control of Drugs" and/or other applicable regulations in the Country of manufacture concerning the manufacture, formulation, processing or packaging of pharmaceutical products.

         "LAD Product Category" means a LAD Product category set out in Schedule 1.

         "LAD  Products"  means  cartridges   containing   Dental
         Products.

         "Marketing   Authorisations"   means  the  registrations
         granted by the Competent Authority in each Country for the sale of LAD Products and, where applicable, for approval of prices and cost reimbursements.

         "Relevant LAD Product" means a LAD Product within the applicable LAD Product Category.

         "Specified Drug Substances" means drug substances used by AZ at 1st January 2001 in the formulation of LAD
         Products.

         "Territory" means the World, excluding India and any other country which under the terms of the AZLAD
         Products Agreement shall be excluded from the Territory.

         "Trade  Marks"  means the trade marks listed in Schedule
         1.

         "Trade Mark Authority"  means in respect of each Country
         the  competent  authority  for the  grant of trade  mark
         registrations    and    registration   of   trade   mark
         assignments and licences.

2. The Licensee acknowledges that the Trade Marks are used by AZ in connection with its business of developing, manufacturing and selling medical products as well as in connection with LAD Products and that any breach by the Licensee of its obligations under this Agreement in relation to the use of the Trade Marks by the Licensee may cause AZ substantial loss or damage in relation to its medical business. Likewise, AZ acknowledges that its use of the Trade Marks in its medical business shall be in such manner as shall not disparage the use of the Trade Marks by the Licensee or infringe the rights in the Trade Marks granted by it to the Licensee hereunder and that any breach of such obligation may cause the Licensee substantial loss or damage in its dental business.

3.1 With effect from the Effective Date, AZ grants to the Licensee a permanent, exclusive (even as to AZ) and royalty-free licence in accordance with and subject to the provisions of this Agreement to use in each Country in connection with Relevant

         LAD Products each Trade Mark registered in such Country and used by AZ in such Country in respect of Relevant LAD Products at the date of this Agreement as listed in
         Schedule 2. To the extent that AZ is able to do so, AZ also grants to the Licensee the same rights to use the unregistered trade marks listed in Schedule 3 in respect of Relevant LAD Products in the Countries listed in Schedule 3. The Licensee shall not be entitled to use any Trade Mark in connection with products other than Relevant LAD Products nor (subject to clause 3.2) to use any Trade Mark in connection with Relevant LAD Products in Countries other than the Countries listed in respect of such Trade Mark in
         Schedule 2 or 3.

3.2 If the Licensee wishes AZ to grant to it the right to use any Trade Mark in respect of Relevant LAD Products in Countries other than the Countries listed for such Trade Mark in Schedule 2 or 3, it shall apply to AZ for consent to such extension of its Trade Mark licence rights and AZ shall not unreasonably withhold its consent thereto, provided that any costs incurred by AZ in connection therewith shall be borne by the Licensee. The Licensee acknowledges that it will be reasonable for AZ to withhold its consent if it is determined by AZ that the Licensee's use of the Trade Mark in a Country will be detrimental to the interests of AZ's medical business.

4. AZ retains all rights to use the Trade Marks subject to the rights hereby granted to the Licensee.

5. The Licensee shall use each Trade Mark only upon or in connection with Relevant LAD Products that have been manufactured, formulated, processed, packed, marked and labelled by or on behalf of the Licensee in accordance with standards, quality control, specifications, information, formulae and instructions laid down or approved by AZ from time to time. AZ confirms to the Licensee that such requirement shall be satisfied in respect of any Relevant LAD Product if it is manufactured in accordance with applicable GMP and complies with the Marketing Authorisation for such LAD Product in force at the Effective Date or as amended or replaced from time to time in accordance with the requirements of the Competent Authority or with the written approval of AZ which shall not be unreasonably withheld.

6. The Licensee shall not seek to register itself as the owner of any Trade Mark in any Country or outside the Territory without the written consent of AZ.

7. The Licensee shall, on being given reasonable notice and without interference with normal operations of the Licensee, permit AZ and/or its authorised representatives, at their cost, to inspect the LAD
         Products offered for sale under the Trade Marks in accordance with this Agreement and the methods by which they are manufactured, formulated, processed, packed, marked and labelled at the premises of the Licensee or elsewhere, and the Licensee shall do all such things as may reasonably be necessary in order to satisfy AZ and/or its authorised representatives that the LAD Products conform to the requirements stated in clause
         5. AZ and/or its authorised representatives may be required by the Licensee to enter into appropriate obligations with the Licensee to treat all information obtained in the course of such inspection in confidence.

8. The Licensee shall, on request, promptly supply AZ and/or its authorised representatives with a reasonable number of random samples of LAD Products manufactured, formulated or processed for sale under the Trade Marks in accordance with this Agreement in order that AZ and/or its authorised representatives may satisfy themselves that the LAD Products conform to the requirements stated in clause 5.

9. The Licensee shall promptly comply with all directions given by AZ and/or its authorised representatives (provided such directions do not violate requirements of local laws and are entirely consistent with the practices and requirements described in this Agreement) concerning the use of the Trade Marks on LAD Products and/or on all notepaper, invoices, transfers, labels, packages, package inserts, advertising matter and other media of all kinds issued or employed by the Licensee upon or in connection with LAD Products. If requested, the Licensee shall submit to AZ and/or its authorised representatives for inspection samples of items which incorporate any of the Trade Marks. Wherever possible the Licensee shall insert on such items a statement to the effect that the Products are "manufactured and formulated under licence from AZ".

10. The Licensee shall ensure that each Trade Mark is used by it in the Permitted Format and not otherwise. For the purpose of this clause "Permitted Format" means with the addition of a prefix or suffix demonstrating that the Trade Mark is being used in respect of dental products, such prefix or suffix being approved by AZ in writing in its first use, such approval not to be unreasonably withheld. AZ's approval shall be deemed to be granted if:

         (i) the prefix or suffix shall be displayed in a manner which is more prominent than the Trade
                 Mark, or

         (ii) the prefix or suffix shall be displayed in all respects in the same manner as the Trade Mark so as to present the Trade Mark and its prefix or suffix as an entity in common format, and (in either case)

         (iii) the Licensee receives no comment from AZ within ten business days of first submission of such proposed format by the Licensee to AZ for approval.

11. The use of the Trade Marks shall not be subject to the payment of any royalties by the Licensee to AZ.

12. The Licensee accepts full responsibility for the actions of any agent or distributor which it may appoint for the sale of LAD Products under the Trade Marks and recognises that such agents or distributors shall acquire no proprietary rights in the Trade Marks as the result of their use of the Trade Marks in connection with the sale of LAD Products.

13. The Licensee hereby acknowledges that the Trade Marks and the goodwill therein remain the sole property of AZ and all use thereof by the Licensee shall enure to the benefit of AZ. The Licensee shall neither acquire nor be allowed to claim any ownership rights in the Trade Marks.

14. The Licensee shall refrain from any act which would prejudice the distinctiveness or validity of the Trade Marks or which would adversely affect the rights of AZ in and to the Trade Marks and undertakes neither to take any action against the Trade Marks nor directly or indirectly to assist any third party to do so.
         Further, the Licensee undertakes that it will not adopt, register or use at any time a trade mark identical with or confusingly similar to any of the Trade Marks. The provisions of this clause shall apply mutatis mutandis to AZ with respect to the rights granted to the Licensee and the use of the Trade Marks by the Licensee hereunder.

15.1 Upon the request of either Party, the Parties shall enter into a separate licence agreement for any Country relating to the grant by AZ to the Licensee of the right to use the Trade Marks in respect of LAD Products in such Country, for registration or other purposes. Such licence agreement shall be in the form set out in
         Schedule 4 or in such other form as may be agreed between the Parties based so far as practicable on the form set out in Schedule 4. In the event of any conflict between the provisions of this Agreement and such separate licence agreement, the provisions of this Agreement shall prevail. In the event of termination of this Agreement in its entirety, all such separate licence agreements shall automatically terminate at the same time.

15.2 The Licensee shall at its own expense apply as necessary to the Trade Mark Authority in each Country for the Licensee to be recorded as a licensee of the registered Trade Marks for use in connection with the relevant LAD Product Category, and AZ shall assist the Licensee, at the Licensee's request and expense in such activity, including the execution and filing of documents. All fees and taxes payable in respect of the registration of the Licensee as licensee of the Trade Marks and the maintenance of the registration of the Licensee as licensee of the Trade Marks shall be borne by the Licensee.

16.1 The Licensee and AZ shall promptly notify each other of any acts of infringement, suspected infringement or unfair competition involving the Trade Marks, and of any allegation that any of the Trade Marks is or may be invalid or unenforceable, and of any applications or registrations of confusingly similar marks which may come to its attention.

16.2 AZ shall be entitled to defend and/or prosecute all proceedings involving third parties relating to the infringement or validity of the Trade Marks and the Licensee shall at the request and expense of AZ do all such things as may be reasonably requested by AZ to assist it in taking or resisting any proceedings in relation to any such infringement or claim.

16.3 If AZ shall for 90 days after the date of notification referred to in clause 16.1 fail to assume the conduct of any proceedings referred to in clause 16.2 or fail to conduct such proceedings in a reasonable commercial manner, the Licensee shall be authorised, as permitted by law, to assume the conduct thereof and AZ shall at the request and expense of the Licensee do all such things as may be reasonably requested by the Licensee to assist it in taking or resisting such proceedings.

17.1 This Agreement shall not be terminable by AZ otherwise than in accordance with the express provisions of this Agreement.

17.2 This Agreement may be terminated by the Licensee with respect to any or all Trade Marks by giving notice in writing to AZ at any time.

17.3

This  Agreement  may be  terminated by AZ by giving not less than
         12 months' notice in writing to the Licensee if during the period of 10 years from the Effective Date the Licensee or any other company in the same group of companies as the Licensee shall be engaged or interested in the manufacture or sale of injectable local anaesthetic products based on any of the Specified Drug Substances, other than Dental Products, provided that such notice shall be withdrawn by AZ if during the currency of the notice the Licensee or such other company in the same group of companies as the Licensee shall permanently cease to be engaged or interested in the manufacture or sale of injectable local anaesthetic products based on any of the Specified Drug Substances, other than Dental Projects, and the Licensee shall notify AZ in writing of such cessation.

17.4 This Agreement may be terminated by AZ by giving notice in writing to the Licensee if the Licensee shall commit any serious and wilful breach of any of the terms of this Agreement and shall fail to remedy such breach, if capable of remedy, within 60 days of receiving notice in writing from AZ specifying such breach and requiring it to be remedied. It is agreed that the use of any Trade Mark in respect of any product other than Relevant LAD Products shall constitute a serious breach of this Agreement.

17.5 Without prejudice to the provisions of clause 17.4, this Agreement may be terminated by AZ in respect of a specific Country by giving notice in writing to the Licensee if the Licensee shall commit any serious and wilful breach of any of the terms of this Agreement so far as they relate to such Country and shall fail to remedy such breach, if capable of remedy, within 60 days of receiving notice in writing from AZ specifying such breach and requiring it to be remedied. It is agreed that the use of any Trade Mark in a Country in respect of Relevant LAD Products shall constitute a serious breach of this Agreement if AZ shall not have granted to the Licensee hereunder the right to use such Trade Mark in such Country.

18.1 Subject to clauses 16 and 18.2 and subject to the continuing use of the Trade Marks by the Licensee, AZ undertakes to maintain the Trade Marks in force.

18.2

If AZ no  longer  wishes  to  maintain  any  Trade  Mark  in  any
         Country, it shall offer to transfer such Trade Mark to the Licensee. If such offer shall be accepted by the Licensee, AZ shall assign and transfer such Trade Mark to the Licensee and the Licensee shall register such transfer with the Trade Mark Authority in such Country at its own expense. If such offer shall not be accepted by the Licensee, AZ shall cease to be obliged to maintain such Trade Mark in such Country.

19. The Licensee shall not be entitled to assign or sub-license any of its rights or obligations under this Agreement except to an Affiliate or with the written consent of AZ which shall not be unreasonably withheld.

20. Upon termination of this Agreement, the Licensee shall forthwith discontinue all use of the Trade Marks (other than Trade Marks transferred to the Licensee) and shall cease to make any reference to AZ in its printed matter, labels or packages, subject to the disposal of existing stocks in such manner as may be agreed between the Parties at the date of termination. The Licensee shall not thereafter make any use of the Trade Marks or any colourable imitation thereof and hereby agrees to join with AZ in applying for cancellation of its recordal as a licensee of the Trade Marks on termination of this Agreement and to execute any documents that may be required to effect such cancellation. The provisions of this clause shall apply mutatis mutandis in the event of termination of this Agreement insofar as it relates to any Country or Trade Mark.

21. This Agreement shall be governed by and construed and interpreted in accordance with the laws of England.

22. All disputes which may arise under, out of, or in connection with, or in relation to this Agreement shall be settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with such Rules. The arbitral proceedings shall be held in English and shall take place in London.

23.

Notices to be served by either Party on the other shall be in writing and shall be deemed for the purposes of this Agreement to be properly given if sent by telefax with confirmed receipt thereof, by courier service with evidence of delivery or by registered mail, postage prepaid, to the other Party at its address as set forth below. Either Party may change such address for the purposes of this Agreement by notice in writing to the other Party. A notice served by telefax shall be deemed to be served 24 hours after telefax transmission and a notice served by registered mail shall be deemed to be served 4 days after posting by registered mail.

                 If to AZ:
                 AstraZeneca AB
                 For attn of President
                 SE-151 85 Sodertalje
                 Sweden
                 Facsimile:  +46 8 553 29010

                 with copies to:
                 AstraZeneca AB
                 Global Intellectual Property - Trade Marks
                 Alderley Park
                 Macclesfield
                 Cheshire
                 SK10 4TG

                 and to:
                 AstraZeneca PLC
                 For attn of Company Secretary
                 15 Stanhope Gate
                 London  W1Y 6LN
                 Facsimile:  (020) 7304 5151

                 If to the Purchaser:
                 Maillefer Instruments Holdings S.A.
                 For attn of General Manager
                 Chemin du Verger 3
                 CH-1338 Ballaigues
                 Switzerland
                 Facsimile:  +41 21 843 9293

                 with copy to:
                 DENTSPLY International Inc
                 570 West College Avenue
                 York PA 17404
                 Attention:  Secretary
                 Facsimile:  (717) 849 4753

IN  WITNESS   WHEREOF  the   parties   hereto  have  caused  this
Agreement to be executed by their respective duly authorised representatives the day and year first above written.

For   and   on    behalf                   For and on behalf of
ofASTRAZENECA AB(publ)                     MAILLEFER INSTRUMENTS
                                           HOLDINGS S.A.
-------------------------                  ------------------------